Capitalized Exploratory Well Costs	3 Months Ended
Mar. 31, 2016
Extractive Industries [Abstract]
Capitalized Exploratory Well Costs
CAPITALIZED EXPLORATORY WELL COSTS
The Company’s capitalized exploratory well costs were $240 million and $245 million at March 31, 2016 and December 31, 2015, respectively. The decrease is primarily attributable to successful transfers and dry hole write-offs, partially offset by drilling activities. During the three months ended March 31, 2016, changes to exploratory well costs previously capitalized for a period greater than one year since the completion of drilling at December 31, 2015 were not material. Projects with suspended exploratory well costs capitalized for a period greater than one year since the completion of drilling are those identified by management as exhibiting sufficient quantities of hydrocarbons to justify potential development. Management is actively pursuing efforts to assess whether reserves can be attributed to these projects.